    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 29, 1996

                                                      REGISTRATION NO. 333-10517
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                AMENDMENT NO. 1
                                       TO

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                  DIGICON INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                                            76-0343152
        (State or other jurisdiction of                              (I.R.S. Employer
         incorporation or organization)                           Identification Number)
                                                                    RICHARD W. MCNAIRY
          3701 KIRBY DRIVE, SUITE 112                          3701 KIRBY DRIVE, SUITE 112
              HOUSTON, TEXAS 77098                                 HOUSTON, TEXAS 77098
                 (713) 526-5611                                       (713) 526-5611
  (Address, including zip code, and telephone            (Name, address, including zip code, and
                     number,                                        telephone number,
 including area code, of registrant's principal         including area code, of agent for service)
               executive offices)

                                With copies to:

                               T. WILLIAM PORTER
                            PORTER & HEDGES, L.L.P.
                           700 LOUISIANA, 35TH FLOOR
                              HOUSTON, TEXAS 77002
                                 (713) 226-0600

     Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

     If the registrant elects to deliver its latest annual report to security holders, or a complete and legible facsimile thereof, pursuant to Item 11(a)(1) of this Form, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The estimated expenses payable by Newco in connection with the offering of the Common Stock to be registered and offered hereby are as follows:

    Securities and Exchange Commission registration fee........................  $ 5,338
    Printing expenses..........................................................    3,500
    Legal fees and expenses....................................................   20,000
    Accounting fees and expenses...............................................   20,000
    Miscellaneous..............................................................    1,162
                                                                                 --------
              Total............................................................  $50,000
                                                                                 ========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the General Corporation Law of the State of Delaware permits a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action.

     In a suit brought to obtain a judgment in the corporation's favor, whether by the corporation itself or derivatively by a stockholder, the corporation may only indemnify for expenses, including attorney's fees, actually and reasonably incurred in connection with the defense or settlement of the case, and the corporation may not indemnify for amounts paid in satisfaction of a judgment or in settlement of the claim. In any such action, no indemnification may be paid in respect of any claim, issue or matter as to which such persons shall have been adjudged liable to the corporation except as otherwise approved by the Delaware Court of Chancery or the court in which the claim was brought. In any other type of proceeding, the indemnification may extend to judgments, fines and amounts paid in settlement, actually and reasonably incurred in connection with such other proceeding, as well as to expenses (including attorneys' fees).

     The statute does not permit indemnification unless the person seeking indemnification has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of criminal actions or proceedings, the person had no reasonable cause to believe his conduct was unlawful. There are additional limitations applicable to criminal actions and to actions brought by or in the name of the corporation. The determination as to whether a person seeking indemnification has met the required standard of conduct is to be made (i) by a majority vote of a quorum of disinterested members of the board of directors, or (ii) by independent legal counsel in a written opinion, if such a quorum does not exist or if the disinterested directors so direct, or (iii) by the stockholders.

     The certificate of incorporation and bylaws of Newco require Newco to indemnify Newco's directors and officers to the fullest extent permitted under Delaware law, and to implement provisions pursuant to contractual indemnity agreements Newco has entered into with its directors and executive officers. Newco's Certificate of Incorporation limits the personal liability of a director to the corporation or its stockholders to damages for breach of the director's fiduciary duty.

     Newco has purchased insurance on behalf of its directors and officers against certain liabilities that may be asserted against, or incurred by, such persons in their capacities as directors or officers of the registrant, or that may arise out of their status as directors or officers of the registrant, including liabilities under the federal and state securities laws.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     The following is a list of all the exhibits and financial statement schedules filed as part of the Registration Statement.

       EXHIBIT
         NO.                                       DESCRIPTION
- ---------------------------------------------------------------------------------------------
           3-A       -- Restated Certificate of Incorporation (with Amendments) of Digicon
                        Inc. dated December 17, 1992. (Exhibit 3-A to Digicon's Annual Report
                        on Form 10-K for the year ended July 31, 1994 is incorporated herein by reference).
           3-B       -- Certificate of Ownership and Merger of New Digicon Inc. and Digicon
                        Inc. (Exhibit 3-B to Digicon's Registration Statement No. 33-43873,
                        dated November 12, 1991 is incorporated herein by reference).
           3-C       -- By-laws of New Digicon Inc. dated June 24, 1991. (Exhibit 3-C to
                        Digicon's Registration Statement No. 33-43873, dated November 12,
                        1991 is incorporated herein by reference).
           3-D       -- Certificate of Amendment of Certificate of Incorporation of Digicon
                        Inc. dated February 6, 1992. (Exhibit 3-D to Digicon's Annual Report
                        on Form 10-K for the year ended July 31, 1994 is incorporated herein by reference).
           3-E       -- Certificate of Amendment of Restated Certificate of Incorporation of
                        Digicon Inc. dated January 16, 1995 (Previously filed).
           3-F       -- Form of Restated Certificate of Incorporation of Digicon Inc
                        (Previously filed).
           4-A       -- Specimen Common Stock certificate (Previously filed).
           5         -- Opinion of Porter & Hedges, L.L.P. with respect to legality of securities (Previously filed).
           8-A       -- Opinion of Felesky Flynn regarding tax matters.
           8-B       -- Opinion of Porter & Hedges, L.L.P. regarding tax matters.
          23-A       -- Consent of Deloitte & Touche LLP independent auditors.
          23-B       -- Consent of Price Waterhouse, Chartered Accountants.
          23-C       -- Consent of Porter & Hedges, L.L.P. (included in Exhibits 5 and 8-B).
          23-D       -- Consent of Felesky Flynn (included in Exhibit 8-A).
          24         -- Power of Attorney. (included on the signature page hereto).

ITEM 17. UNDERTAKINGS

     (1) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (2) The undersigned registrant hereby undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any (i) prospectus required by section 10(a)(3) of the Securities Act, (ii) material information with respect to the plan of distribution not

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

previously disclosed in the registration statement, or (iii) material change to such information in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

     (3) The undersigned registrant hereby undertakes that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (4) The undersigned registrant hereby undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (5) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on August 28, 1996.

                                            DIGICON INC.

                                            By:   /s/  RICHARD W. McNAIRY

                                              ----------------------------------
                                              Richard W. McNairy, Vice President
                                                              and
                                                   Chief Financial Officer

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the indicated capacities and on the 28th day of August, 1996.

                  SIGNATURE                                         TITLE
- ---------------------------------------------   ----------------------------------------------
             DOUGLAS B. THOMPSON*                     Director and Chairman of the Board
- ---------------------------------------------
             Douglas B. Thompson

              STEPHEN J. LUDLOW*                   Director, President and Chief Executive
- ---------------------------------------------                      Officer
              Stephen J. Ludlow

             RICHARD W. McNAIRY*                           Chief Financial Officer
- ---------------------------------------------
             Richard W. McNairy

             CHARLES H. ACKERMAN*                        Principal Accounting Officer
- ---------------------------------------------
             Charles H. Ackerman

                                                                   Director
- ---------------------------------------------
               George F. Baker

                                                                   Director
- ---------------------------------------------
              James B. Clement

                                                                   Director
- ---------------------------------------------
             Clayton P. Cormier

              STEVEN J. GILBERT*                                   Director
- ---------------------------------------------
              Steven J. Gilbert

               JACK C. THREET*                                     Director
- ---------------------------------------------
               Jack C. Threet

        By:  /s/  RICHARD W. McNAIRY
- ---------------------------------------------
            (Richard W. McNairy,
      individually as Attorney-in-Fact)

                              INDEX TO EXHIBITS

       EXHIBIT
         NO.                                       DESCRIPTION
- ---------------------------------------------------------------------------------------------
           3-A       -- Restated Certificate of Incorporation (with Amendments) of Digicon
                        Inc. dated December 17, 1992. (Exhibit 3-A to Digicon's Annual Report
                        on Form 10-K for the year ended July 31, 1994 is incorporated herein by reference).

           3-B       -- Certificate of Ownership and Merger of New Digicon Inc. and Digicon
                        Inc. (Exhibit 3-B to Digicon's Registration Statement No. 33-43873,
                        dated November 12, 1991 is incorporated herein by reference).

           3-C       -- By-laws of New Digicon Inc. dated June 24, 1991. (Exhibit 3-C to
                        Digicon's Registration Statement No. 33-43873, dated November 12,
                        1991 is incorporated herein by reference).

           3-D       -- Certificate of Amendment of Certificate of Incorporation of Digicon
                        Inc. dated February 6, 1992. (Exhibit 3-D to Digicon's Annual Report
                        on Form 10-K for the year ended July 31, 1994 is incorporated herein by reference).

           3-E       -- Certificate of Amendment of Restated Certificate of Incorporation of
                        Digicon Inc. dated January 16, 1995. (Previously filed)

           3-F       -- Form of Restated Certificate of Incorporation of Digicon Inc.
                        (Previously filed)

           4-A       -- Specimen Common Stock certificate. (Previously filed)

           5         -- Opinion of Porter & Hedges, L.L.P. with respect to legality of securities. (Previously filed)

           8-A       -- Form of Opinion of Felesky Flynn regarding tax matters.

           8-B       -- Form of Opinion of Porter & Hedges, L.L.P. regarding tax matters.

          23-A       -- Consent of Deloitte & Touche LLP independent auditors.

          23-B       -- Consent of Price Waterhouse, Chartered Accountants.

          23-C       -- Consent of Porter & Hedges, L.L.P. (included in Exhibits 5 and 8-B).

          23-D       -- Consent of Felesky Flynn (included in Exhibit 8-A).

          24         -- Power of Attorney. (included on the signature page hereto).